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                                                                    EXHIBIT 23.1

Board of Directors
Nematron Corporation

We consent to the use of our report incorporated herein by reference from Form 10-KSB, as amended by Form 10-KSB/A filed February 2, 1996, and as amended by Form 10-KSB/A-2 filed May 20, 1996 for the year ended September 30, 1995.

                                                           KPMG Peat Marwick LLP

Detroit, Michigan
September 17, 1996